microbot medical

ROBOTIZING ENDOLUMEN SURGERY

NASDAQ:MBOT

SAFE HARBOR STATEMENT

This document contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, relating to future events or the future financial performance and operations of Microbot. Forward-looking statements, which involve assumptions and describe Microbot's intent, belief or current expectations about its business opportunities, prospects, performance and results, are generally identifiable by use of the words "may," "could," "should," "will," "would," "expect," "anticipate," "plan," "potential," "estimate," "believe," "intend," "project," "forecast," the negative of such words and other variations on such words or similar terminology. All statements other than statements of historical fact could be deemed forward-looking statements, including, but not limited to: risks inherent in the development and/or commercialization of potential products, including LIBERTY; the outcome of our studies to evaluate the SCS and other existing and future technologies; uncertainty in the results of pre-clinical and clinical trials or regulatory pathways and regulatory approvals; uncertainty resulting from the COVID-19 pandemic; need and ability to obtain future capital; maintenance of intellectual property rights; our ability to find and develop applications for our technologies for other neurosurgical conditions besides hydrocephalus; our clinical development and other research and development plans and expectations; the safety and efficacy of our product candidates; the anticipated regulatory pathways for our product candidates; our ability to successfully complete preclinical and clinical development of, and obtain regulatory approval of our product candidates and commercialize any approved products on our expected timeframes or at all; the content and timing of submissions to and decisions made by the U.S. Food and Drug Administration and other regulatory agencies; our ability to leverage the experience of our management team; and any statements or assumptions underlying any of the items mentioned. These forward-looking statements are not guarantees of future performance and by their nature involve known and unknown risks and uncertainties that may cause actual opportunities, prospects, performance and results to vary from those presented in this document, and those variances may be material. In evaluating such statements, prospective investors should carefully consider the various risks and uncertainties identified in Microbot's public filings with the Securities and Exchange Commission (the "SEC"), such as market risk, liquidity risk, competitive risk, regulatory risk and other commonly recognized forms of risk relating to Microbot and its securities. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this document might not occur. Microbot is not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of Microbot's securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

MEDICAL ROBOTICS MARKET IS RAPIDLY GROWING

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Minimally Invasive Surgery (MIS) is the fastest growing healthcare segment

>$50B

Expected

>20% CAGR

through 2025

Applies to

Most Surgical Specialties

Becoming

Smaller, Automated, and More Precise

SURGICAL ROBOTICS GROWTH OPPORTUNITY

U.S. Market for Surgical Robotics

19 Million
Procedures in 2019
>5% used a Robotic Device

~95%
of Addressable Market Remains Available

+15-20%
Market Growth in Endoluminal Robotic Surgery by 2025 (est.)

Microbot Medical is in the Right Market, at the Right Time with the Right Products!

HEALTHCARE LANDSCAPE
POSITIONED FOR POST COVID-19

- Telehealth has been a core focus of Microbot's product development roadmap
- LIBERTY and SCS are designed to be remote controlled and monitored

Cardiovascular Today, April 2020
COVID-19: Robotics may help to reduce exposure to virus patients during interventional procedures

ResearchGate, March 2020
Robotics For COVID-19: How Can Robots Help Health Care in the Fight Against Coronavirus?

WIRED, March 2020
The Covid-19 Pandemic Is a Crisis That Robots Were Built For

MEDICAL ROBOTICS REMAINS IN THE SPOTLIGHT

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Medtronic

Medtronic Announces Acquisition of Digital Surgery to Accelerate Robot Assisted Surgery Strategy.
Globe Newswire, February 2020

INTUITIVE

Intuitive Surgical Acquires Orpheus Medical for Undisclosed Amount.
Globe Newswire, February 2020

stryker

Stryker Acquires Mobius Imaging and Cardan Robotics for $370 million upfront and up to $130 million of contingent payments correlated with development and commercial milestones.
Globe Newswire, September 2019

SIEMENS Healthineers

Corindus Vascular Robotics Announces Definitive Agreement to be Acquired by Siemens Healthineer for $1.1 billion
Business Wire, August, 2019

Johnson & Johnson

Johnson & Johnson Acquires Auris Health, Inc for $3.4 billion in cash. Additional contingent payments of up to $2.35 billion, in the aggregate, may be payable upon reaching certain predetermined milestones.
Globe Newswire, April 2019

Medtronic

Medtronic Acquires Mazor Robotics for $1.64 Billion.
PR Newswire, September 2018

EVOLUTION OF SURGERY



1980-1990
Freehand Surgery



1990-2000
Minimally Invasive Surgery



Today
Robot Assisted Surgery



Tomorrow
Micro-robotics

MULTIPLE OPPORTUNITIES – ENDOLUMINAL SURGERY


Arterial
CNS
Digestive
Lymphatic
Musculetal
Respiratory
Urinary
Venous
© Transport for body
Created by: Sam Loman

2020 KEY MILESTONES ACHIEVED

microbot medical

Strengthened
Balance Sheet

Strengthened IP Portfolio:
38 Global Patents Issued/Allowed
19 Pending Patent Applications

Executed Pre-submission
Meeting with the FDA
Regarding the SCS

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Unveiled First Ever Fully
Disposable Robotic System



Bolstered Leadership Team:

Dr. Morag, CMO

Dr. Noa Ofer, IP/Regulatory

Recruited Thought Leaders to Enhance Core Capabilities:

- **Scientific Advisory Board:**
  Dr. Neeman, Dr. Yaniv, Dr. Wakhloo
- **Board of Directors:**
  Aileen Stockburger, Tal Wenderow

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FULLY DISPOSABLE ROBOTIC SYSTEM



Eliminate Need for
Capital Equipment


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Operated
Remotely


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"One & Done"
Capabilities

ANIMAL FEASIBILITY STUDY: OBJECTIVES

- Test the System in Peripheral and Neuro Procedures
- Evaluate Safety Measures
- Confirm Usability of the System with Leading KOL's





*The LIBERTY Robotic System is under its R&D phase, was not tested clinically and is not cleared for market within or outside the US

ANIMAL FEASIBILITY STUDY: MET PRIMARY ENDPOINTS

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- Peripheral and Neuro Procedures Successfully Achieved
- No Intraoperative Adverse Effects
- Performed Flawlessly During Animal Study


Hold Ref



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LIBERTY:
CLINICAL AND REGULATORY UPCOMING MILESTONES


LIBERTY: Initiate Animal Vascular Studies 3Q20
LIBERTY: FDA Pre-Submission 4Q21
LIBERTY: FDA 510(k) Clinical Trial 1Q22
LIBERTY: FDA 510(k) Submission 4Q22
LIBERTY: One & Done System on-going
2020
2021
2022
2023

SELF-CLEANING SHUNT (SCS): VENTRICULOPERITONEAL SHUNT MARKET OPPORTUNITY



SELF-CLEANING SHUNT (SCS): VENTRICULOPERITONEAL SHUNT MARKET OPPORTUNITY

- Hydrocephalus and Normal Pressure Hydrocephalus (NPH), are medical conditions in which there is an abnormal accumulation of cerebrospinal fluid (CSF) in the ventricles of the brain.
- Over 1,000,000 people in the United States currently live with hydrocephalus[1]



- The problem is often misdiagnosed as Dementia, Alzheimer's, or Parkinson's[2]
- NPH can cause dementia, difficulty in walking and urinary incontinence[2]

1. NIH, National Institute of Neurological Disorders and Stroke. http://www.ninds.nih.gov/disorders/hydrocephalus/detail_hydrocephalus.htm
2. National Hydrocephalus Foundation. http://nhfonline.org/facts-about-hydrocephalus.htm

SCS:
CLINICAL AND REGULATORY UPCOMING MILESTONES

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SCS:
Wash U Animal Study Report
3Q20
SCS:
Pre-Submission Supplement
3Q20
SCS:
EFS Design Freeze
3Q21
SCS:
IDE Submission for FIH
4Q22
2020
2021
2022
2023

ROBUST IP PLATFORM

microbot medical



38 Patents issued/ allowed

19 Patent Applications pending worldwide

- Tip-Propelled Endoscope
- Restenosis Prevention
- Semi-disposable Endoscope
- Self-Cleaning Shut
- Multi-view Imaging System
- Robotic Crawler
- Double Concentric Guidewire
- Disposable Endoluminal Robotic System

PROVEN FOUNDERS



Prof. Moshe Shoham
Member of the Scientific Advisory Board

Prof. Moshe Shoham is a worldwide acclaimed authority in the field of robotics, conducting research in the robotic field for over the past 25 years, with a special focus on kinematics and dynamics of robots, sensor integration, multi-finger hands and medical applications.

- Founder of Mazor Robotics Ltd. acquired by Medtronic for $1.64B
- International Member, US National Academy of Engineering
- Head of the robotics lab at Technion's - Israel Institute of Technology - Faculty of Mechanical Engineering. Formerly the director of the robotic laboratory of the Department of Mechanical Engineering, Columbia University, NY.



Harel Gadot
CEO, President & Chairman

Mr. Harel Gadot was formerly a Worldwide Group Marketing Director at Ethicon Inc., a multi-billion dollar division of Johnson & Johnson company (NYSE: JNJ). Mr. Gadot was with J&J for a decade between 2000- 2010.

- Company Group Chairman for MEDX Ventures Group.
- Previously held leadership positions for Ethicon Inc. in Europe, Middle East and Africa.
- Served on the board of directors and led the business development for ConTIPI Ltd., an early stage medical device company, which was acquired by Kimberly Clark Corp (NYSE:KMB) in 2012.



Yossi Bornstein
Director

Mr. Yossi Bornstein is the President of Shizim Group, one of the leading MedTech eco-systems in Israel. He is a serial entrepreneur who played key roles in the healthcare industry over the past 35 years and is recognized for his activity both in Israel and internationally.

- He is a founder of multiple successful HealthCare companies and innovation centers, among them ShizimXL and ShizimVS.
- Previously he held the position of CEO at Bristol-Myers Squibb (BMS) in Israel.

PROVEN LEADERSHIP TEAM



Simon Sharon
Chief Technology Officer

Mr. Simon Sharon brings 23 years of R&D and general management in the medical devices space. Prior to Microbot Medical Mr. Sharon managed the R&D at Icecure Medical; an early stage, public medical device company. Mr. Sharon was the General Manager of Anorad Israel, a subsidiary of Rockwell Automation which manufactures sub-micron precision motion systems.

- Holds a B.Sc. from the Technion Institute of Technology and an M.Sc in Mechanical engineering from MIT where he specialized in motion control and Robotics.



Dr. Eyal Morag
Chief Medical Officer

Dr. Eyal Morag will lead the development and execution of the clinical strategy of the Company's technology platforms, including its current development of the Self-Cleaning Shunt (SCS) and LIBERTY products as well as its future pipeline.

- Member of the Company's Scientific Advisory Board since November 2017.
- Serves as Chairman of Radiology at Assuta Ashdod Medical Center, Ashdod, Israel.
- Recently served as the Regional Radiology Director at Mercy Health Partners Hospitals in Toledo, Ohio.
- Member of University Radiology Group (one of the largest private Radiology groups in the U.S.) where he headed the International Investment efforts for the Ventures division.



David Ben Naim
Chief Financial Officer

Mr. David Ben Naim is a CPA licensed in the State of Israel. Prior to joining Microbot Medical, Mr. Ben Naim operated DBN Financial.

- Previously served as CFO of Insuline Medical Ltd, a public company listed on the Tel-Aviv Stock Exchange (TASE:INSL).
- Prior to that Mr. Ben Naim served as CFO of Crow Technologies 1977 Ltd, a public company listed on the OTCQB (CRWTF), from 2008 – 2011.

SUMMARY

Addressing multi-billion, high growth, underserved markets

Developing micro-invasive medical robotic technology platforms to enhance clinician ability to treat patients with unmet medical needs

Multi-generational product pipeline portfolio with robust launch cadence

Significant IP creates barrier to entry

Proven leadership team and continued involvement of founders, including Prof. Moshe Shoham, founder of Mazor Robotics

Strong cash position to achieve meaningful milestones